Exhibit 10(2)


                          THE MEAD CORPORATION

                 THE CORPORATE LONG TERM INCENTIVE PLAN
                 --------------------------------------
                                  1997
                                  ----

OBJECTIVE
---------
The objective of the Corporate Long Term Incentive Plan is to reward executives for adding value to the Corportion by providing a return that is above the cost of capital, while strategically managing capital growth.

TERM OF THE PLAN
----------------
This Corporate Long Term Incentive Plan is a two year plan, with the performance period ending December 31, 1997.

PARTICIPATION ELIGIBILITY
-------------------------
All corporate executives grade 23 and above, officers of the corporation and division presidents are participants in the plan.

PAYOUT ELIGIBILITY
------------------
Participants must be employees of the company, an affiliate or a subsidiary at the end of each plan year to receive payout from this plan. An appropriate proration of earned awards may be made in case of death, disability, retirement, hire or transfer during the year. In such cases, the incentive target will be pro-rated to reflect the months of service.

INCENTIVE TARGET
----------------
The 1997 Incentive Target by grade is shown in Attachment 1. This Target will be adjusted annually, based on competitive data.

TOTAL PAYOUT DETERMINATION
--------------------------
This plan measures compound capital growth over 2 years, and the ROTC achieved in the second year of this two year plan.

A single matrix (Attachment 2) determines the Mead Performance Factor
(MPF), which is based on Return on Total Capital and Growth in Capital. The MPF is then multiplied by the Competitive Industry Factor (CIF) to determine the final payout. The CIF is determined as:

            Competitive       =     Mead ROTC         X Mead ROTC
                                    -----------------   -------------------
            Industry Factor         All Industry ROTC   Forest Products ROTC

where       ROTC=(EAT + ((1-Tax Rate) X Current Interest Expense) X 100
                 ------------------------------------------------
                     (Average Equity + Average Long-Term Debt)

The incentive payout is determined as:

            Incentive Payout  =     Incentive Target X MPF X CIF

The above calculation shall not be further adjusted for any Participant on the basis of individual contribution or in any other manner unless so defined under the proration provisions herein.

ADMINISTRATION
--------------
The Plan is administered by the Compensation Committee of the Board. The Compensation Committee has delegated administration to the Corporate Vice President, Human Resources.

ACCOUNTING FOR PAYOUT
---------------------
Payout will be estimated periodically and required corporate accrual of payout will be booked against earnings during the year. Approved incentive checks will be prepared and expensed to earnings at the time of payout.

RECOMMENDATIONS AND APPROVAL
----------------------------
The Compensation Committee reviews and approves total funding and individual payouts under the plan, and the amount, use and replenishment of any reserve funds.

The CEO recommends all individual payouts to the Compensation Committee of the Board of Directors for approval. Payouts for the CEO and the COO are approved by the Board of Directors.

Form of payout will be determined by the Compensation Committee. Payout will normally be delivered to all participants as 50% cash and 50% restricted stock (with a 6-month vesting period). The Board of Directors may require a mandatory deferral of all or any portion of the payout to ensure full deductibility of compensation to any executive.

RESERVED RIGHTS
---------------
The Mead Corporation reserves the right to alter, amend, suspend or terminate any or all provisions of this Corporate Long Term Incentive Plan, except such actions shall neither inhibit nor hinder the rights of any individual with respect to earned and credited awards which have been deferred. Designation of a position as eligible for participation neither guarantees the individual a right to an incentive payment nor a right to continued employment.

                              Attachment 1




                 THE CORPORATE LONG TERM INCENTIVE PLAN
                 --------------------------------------
                             PAYOUT TARGETS
                             --------------
                                  1997





                    Grade                       Incentive Target
                    -----                       ----------------
                      33                        $     663,000
                      32                              552,500
                      31                              466,500
                      30                              382,000
                      29                              316,600
                      28                              261,700
                      27                              216,200
                      26                              178,000
                      25                              146,900
                      24                              119,000
                      23                               94,700
                      22                               73,340

                 Mead Corporate Long Term Incentive Plan
                 ---------------------------------------
                         Mead Performance Factor
                              (% of Target)

            10    0     0     13    26    42    59    68    76    85    93
             9    0     10    22    34    46    59    67    75    83    91
             8    6     16    27    38    48    59    67    74    82    90
             7    11    21    31    41    50    59    66    73    81    88
             6    16    25    34    43    51    59    66    73    79    86
2-Yr         5    20    28    37    45    52    59    65    72    78    84
Compound     4    24    30    38    46    52    59    65    71    77    83
Growth       3    28    34    41    47    53    59    64    70    75    81
in           2    32    36    42    48    53    59    64    69    74    79
Capital      1    35    38    44    49    54    59    64    68    73    77
(%)          0    38    41    46    50    54    59    63    67    71    75
            -1    41    43    47    51    55    59    62    66    69    73
            -2    44    46    49    52    55    59    62    64    67    70
            -3    47    49    51    53    56    59    61    63    65    67
            -4    49    52    53    54    56    59    60    62    63    64
            -5    51    53    54    55    57    59    60    61    62    63

                  5           6           7           8           9



            10    107   121   139   158   182   206   230   254   277   300   323
             9    104   117   135   153   175   198   221   243   264   285   305
             8    102   114   131   148   169   191   212   233   253   272   290
             7    100   111   127   143   163   184   204   225   243   261   278
             6    97    108   123   139   158   178   197   217   234   252   268
2-Yr         5    95    105   120   134   153   171   190   209   226   243   259
Compound     4    92    102   116   130   148   165   183   201   217   234   250
Growth       3    90    99    112   125   142   159   176   193   209   225   240
in           2    88    96    109   121   137   153   169   185   200   216   231
Capital      1    85    93    105   117   132   147   162   177   192   207   222
(%)          0    83    90    101   111   126   140   154   168   182   196   211
            -1    79    86    96    106   119   132   145   158   172   185   199
            -2    76    81    90    99    111   123   135   148   160   173   186
            -3    72    77    85    93    104   115   126   137   148   160   172
            -4    68    73    80    87    97    106   116   126   137   148   159
            -5    67    70    77    83    93    102   112   121   131   141   152

                  10    Cost  11          12          13          14          15
                         of
                        Cap

            Return on Total Capital (ROTC) - %

Notes:
1. Total Capital defined as Equity plus Long Term Debt (growth is compounded over 2-year period).

2. Payout from this Table is subject to the application of the Competitive Industry Factor.